THE PHOENIX EDGE SERIES FUND

PROSPECTUS                                                           MAY 1, 2007

    The Phoenix Edge Series Fund (the "Fund") is an open-end management investment company which is intended to meet a wide range of investment objectives with eighteen separate series. Generally, each series operates as if it were a separate fund.

    Shares of the Fund are not directly offered to the public and are currently offered through certain separate accounts ("separate accounts") to fund variable accumulation annuity contracts and variable universal life insurance policies (collectively, "contracts," and individually, "contract") issued by Phoenix Life Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC") (collectively, the "companies"). You invest in the Fund only by buying a contract and directing the allocation of your payment(s) to the investment option(s) (sometimes known as subaccounts) corresponding to the series in which you wish to invest. The investment options, in turn, invest in shares of the Fund. Not all series may be available through a particular contract.


                      [diamond] Phoenix Money Market Series
                   (fka, Phoenix-Goodwin Money Market Series)

    Shares of the Fund is offered only where they may lawfully be offered. You should rely only on the information contained in this document or in one that this document refers you to. The Fund has not authorized anyone to provide you with information that is different.

    An investment in a series is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    This prospectus describes each of the series and provides important information you should know before investing in any series of the Fund. You should read this prospectus carefully and keep it for future reference.

    These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC"), nor has the SEC determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


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
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT:   [envelope]   PHOENIX LIFE INSURANCE COMPANY
                                                          PO Box 8027
                                                          Boston, MA 02266-8027

                                             [telephone]  TEL. 800/541-0171
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                                                  The Phoenix Edge Series Fund 1

                      TABLE OF CONTENTS

Heading                                                    Page
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THE SERIES:
Phoenix Money Market Series ...............................   3
MORE ABOUT PRINCIPAL AND OTHER INVESTMENT STRATEGIES.......   5
DESCRIPTION OF PRINCIPAL RISKS.............................   7
MANAGEMENT OF THE FUND.....................................   8
The Advisors...............................................   8
Fees and Expenses Paid by the Fund.........................   8
MORE ABOUT THE FUND........................................   9
Organization of the Fund...................................   9
Shares of Beneficial Interest..............................   9
Taxes......................................................  10
Disruptive Trading and Market Timing.......................  10
INVESTING IN THE FUND......................................  11
Sales Charge and Surrender Charges.........................  11
Determination of Net Asset Value...........................  11
Fair Valuation ............................................  12
LITIGATION MATTERS.........................................  12
Legal Proceedings about the Fund and PIC,
   PVA and /or Insurance Affiliates........................  12
FINANCIAL HIGHLIGHTS.......................................  14




2 Phoenix Money Market Series

PHOENIX MONEY MARKET SERIES
(FKA, PHOENIX-GOODWIN MONEY MARKET SERIES)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series seeks to maintain a stable $10.00 per share price.

[diamond] The series will invest in a diversified portfolio of high quality money market instruments with weighted average maturities of 397 days' or less. The average maturity of the series' portfolio securities, based on their dollar value, will not exceed 90 days.

[diamond] At least 95% of the series' assets will be invested in securities in the highest short-term rating category. Generally, investments will be limited to securities in the two highest short-term rating categories.

[diamond] The series may invest more than 25% of its assets in the domestic banking industry.

[diamond] The advisor will seek a high level of return relative to the market by selecting securities for the series' portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends.

[diamond] The series may forego purchasing securities with the highest available yield due to considerations of liquidity and safety of principal.

[diamond] The series will invest exclusively in the following instruments:
          o Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities, including U.S. Treasury obligations and securities issued by:
             -   the Government National Mortgage Association (GNMA),
             -   the Federal Home Loan Mortgage Corporation (FHLMC),
             -   the Federal National Mortgage Association (FNMA),
             -   Student Loan Marketing Association (SLMA),
             -   other federal agencies;
          o Obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks, including certificates of deposits and bankers acceptances;
          o Dollar-denominated obligations guaranteed by banks or savings and loan associations;
          o Federally insured obligations of other banks or savings and loan associations;
          o  Commercial paper;
          o  Short-term corporate obligations; and
          o  Repurchase agreements.
          o The advisor will buy, sell and trade securities in anticipation of, or in response to, changing economic and money market conditions and trends. This, and the short-term nature of money market instruments, may result in a high portfolio turnover rate. Higher portfolio turnover rates may increase costs to the series which may negatively affect the series' performance.

PRINCIPAL RISKS
    An investment in the series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the series seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the series.

    Neither the series nor the advisor can assure you that a particular yield, return or level of income will be achieved. Changing market conditions, the relatively short maturities of the series' investments and substantial redemptions may all negatively affect the series.

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to a reduced yield.

    The series' focus is to optimize current income. The advisor intends to select investments that provide higher returns relative to overall money market investment returns while preserving capital and maintaining liquidity. If the advisor misjudges the return potential of the series' investments, the series' returns may be lower than prevailing returns, and the series' income available for distribution to shareholders may be less. Similarly, if the advisor misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the series, the series' income available for distribution to shareholders may decrease. Neither the series nor the advisor can assure you that a particular level of income will be consistently achieved.

    The advisor intends to select investments that optimize the series' yield while preserving capital and maintaining liquidity. Because market conditions and interest rates determine portfolio security yields, neither the series nor the advisor can assure you that the series' yield will remain constant or that a particular level of income will be achieved.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond] Concentration Risk
[diamond] Fixed Income Securities Investment Risk
          o  Interest Rate Risk
          o  Credit Risk
[diamond] Government Securities Investment Risk
[diamond] Market Risk
[diamond] Repurchase Agreement Investment Risk
[diamond] Securities Selection Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

                                                   Phoenix Money Market Series 3

TEMPORARY DEFENSIVE STRATEGY
    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over a 10-year period. The table shows how the series' average annual returns compare to those of a broad-based money market performance index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future. The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 1.58% (quarter ended December 2000) and the lowest return for a quarter was 0.12% (quarter ended June, 2004).

[OBJECT OMITTED]

                   Calendar Year        Annual Return (%)
                      1997                   5.18
                      1998                   5.09
                      1999                   4.82
                      2000                   6.03
                      2001                   3.82
                      2002                   1.42
                      2003                   0.68
                      2004                   0.79
                      2005                   2.58
                      2006                   4.41


    The series' 7-day yield on December 31, 2006 was 4.57%. The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIOD ENDED 12/31/06)             1 YEAR      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 Phoenix Money Market Series                 4.41%        1.97%        3.47%
--------------------------------------------------------------------------------
 Citigroup 90-Day Treasury Bill Index(1)     4.76%        2.35%        3.67%
--------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(2)     4.33%        5.06%        6.24%
--------------------------------------------------------------------------------

(1) The Citigroup 90-Day Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The index is an average of the last three three-month Treasury bill issues.

(2) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                                           0.40%

Distribution and/or Service (12b-1) Fees                                   None

Other Expenses                                                            0.26%
                                                                          -----

Total Annual Series Operating Expenses                                    0.66%
                                                                          =====

Expense Reimbursements(1)                                                 0.01%
                                                                          -----

Net Annual Series Operating Expenses                                      0.65%
                                                                          =====

(1) The Fund has entered into an expense limitation agreement with the series' investment advisor whereby the investment advisor has agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.25% of the series' average net assets. This expense limitation agreement is effective through April 30, 2008.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same, except for the contractual expense reimbursement which is only in effect during the first year. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

--------------------------------------------------------------------------------
                            1 YEAR       3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
  Phoenix Money Market
  Series                     $67          $210          $366         $818
--------------------------------------------------------------------------------

MANAGEMENT OF THE SERIES
THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series. Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series investment program, the general operations of the series and the day-to-day management of the series' portfolio. PIC manages the series' assets to conform with the investment policies as described in this prospectus. You will find more information about PIC in the "Management of the Fund" section of this prospectus.

4 The Phoenix Edge Series Fund

MORE ABOUT PRINCIPAL AND OTHER INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
    Information about each series' principal investment strategies appear at the beginning of the description of each individual series of the prospectus. ("See Principal Investment Strategies"). The information below describes all investment strategies, whether principal or not, that some or all of the series use, arranged in alphabetical order.

    Where all series may engage in a strategy, this is indicated next to the caption. Where a small number of series use the strategy, these series are identified. Where many but not all of the series use this strategy, you should refer to individual series descriptions to see if a particular series uses the strategy.

    Further descriptions of these investment strategies and practices can be found in the SAI.

CONVERTIBLE SECURITIES
    Some of the series may invest in convertible securities. A convertible security is a security that may be converted into or exchanged for common stock. These securities are further described in "Description of Principal Risks" under the caption "Convertible Securities Investment Risk."

DERIVATIVES
    All of the series may, but need not, enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index, or rate), such as futures and options on securities, securities indexes, other financial instruments or currencies, options on these futures, forward contracts, and swaps, to hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in securities market prices, interest rates or currencies. The series may also use derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies. Some of the series may also use derivative transactions for certain nonhedging purposes, such as seeking to enhance returns.

    Unless stated otherwise in the description of the series, each series engages in derivatives transactions primarily for hedging purposes.

    Each of the series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities, securities indexes and foreign currencies.

    With respect to each series, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of that series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets.

    The Phoenix Money Market Series will not invest in derivatives.

    The Fund is an open end investment company regulated by the SEC. It is subject to federal securities laws including the Investment Company Act of 1940 and related rules, various SEC and SEC staff positions. Further, in accordance, with respect to certain derivatives, the Fund must set aside (referred to sometimes as "asset segregation") liquid assets or engage in other SEC or SEC staff approved measures while the derivative contracts are open. For example, with respect to forward commitments and futures contracts that are not contractually required to "cash settle", the Fund must cover its open positions by setting aside liquid assets equal to the contracts full notional value. With respect to forward commitments futures contracts that are required to "cash settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily mark to market (net) obligations if any (i.e., the Fund's daily liability if any) rather than the notional value.

EMERGING MARKET INVESTING
    Some series may invest in emerging markets. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

EQUITY EQUIVALENT INVESTMENTS
    Equity equivalents include stock index futures contracts and publicly traded index securities. Stock index futures contracts are agreements whereby two parties agree to take or make delivery of an amount of cash based on the value of an index on a specified future date. Investment in index futures contracts allows an investor to participate in the performance of the index without the costs of buying the stocks comprising the index. Equity equivalents may be used for several purposes: (i) to simulate full investment in the underlying index while retaining a cash balance for fund management purposes; (ii) to facilitate trading; (iii) to reduce transaction costs; or (iv) to seek higher investment returns where an equity equivalent is priced more attractively than securities in the index.

ILLIQUID SECURITIES
    All of the series may invest up to 15% of their assets in illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Securities owned by the series that are not liquid may be difficult to sell because there may be no active markets for resale and fewer potential buyers. This can make illiquid investments more likely than other types of investments to lose value. In extreme cases it may be impossible to resell them and they can become almost worthless to the series.

                                                  The Phoenix Edge Series Fund 5

    The Phoenix Money Market Series will not invest in illiquid securities.

INVESTMENTS IN EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES
(ALL SERIES, EXCEPT THE PHOENIX-S&P SERIES)
    Each of the series may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

    The Phoenix-Aberdeen International Series may invest in other investment companies to take advantage of investment opportunities in certain countries where the series otherwise would not be able to invest or where the size of a series investment in a particular country would be too small.

    Each of the series may also acquire exchange-traded funds or similar securities in order to achieve market or industry exposure pending direct investments in equity securities. Any exchange-traded fund is a pooled investment vehicle that invests in the securities of other issuers.

JUNK BONDS
    Many of the series may invest in high-yield, high-risk securities, which are often referred to as "junk-bonds." Junk bonds are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. These bonds are further described in "Description of Principal Risks" under the caption "Junk Bond Investment Risk."

LEVERAGING (BORROWING) (ALL SERIES)
    The advisor or subadvisor may borrow funds to make additional investments expecting that those investments will increase in value sufficient to cover borrowing costs and produce additional gain for the series. If those investments decrease in value or do not increase in value sufficient to cover borrowing costs, the series will suffer greater losses than would take place if no borrowing took place. In a declining market a series may have to sell securities under poor market conditions to maintain the required ratio of net assets to debt.

    When a series borrows money or otherwise leverages its portfolio, the value of an investment in that series will be more volatile and all other risks will tend to be compounded. If the series borrows money to make additional investments it must pay interest on the borrowed funds. The interest paid will decrease the series' net investment income.

MORTGAGE-BACKED SECURITIES
    Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

    Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities are pass-though certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

REPURCHASE AGREEMENTS (ALL SERIES)
    All of the series may invest in repurchase agreements. A repurchase agreement is a transaction where a series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price. Repurchase Agreements are further described in "Description of Principal Risks" under the caption "Repurchase Agreement Investment Risk."

SECURITIES LENDING (ALL SERIES)
    The series may lend portfolio securities to brokers, dealers and financial institutions to increase investment return. When a series lends portfolio securities it runs the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium, and the series can suffer losses. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the series must rely on the collateral to recover the value of its securities. In these circumstances the series will suffer losses.

TEMPORARY DEFENSIVE INVESTMENTS (ALL SERIES)
    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS (ALL SERIES)
    Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the series and no interest accrues to the series. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a series may commit to purchase a security at a future

6 The Phoenix Edge Series Fund
date at a price determined at the time of the commitment. The same procedures for when-issued securities will be followed.

    The Fund is an open end investment company regulated by the SEC. It is subject to federal securities laws including the Investment Company Act of 1940 and related rules, various SEC and SEC staff positions. Further, in accordance, with respect to certain derivatives, the Fund must set aside (referred to sometimes as "asset segregation") liquid assets or engage in other SEC or SEC staff approved measures while the derivative contracts are open. For example, with respect to forward commitments and futures contracts that are not contractually required to "cash settle", the Fund must cover its open positions by setting aside liquid assets equal to the contracts full notional value. With respect to forward commitments futures contracts that are required to "cash settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily mark to market (net) obligations if any (i.e., the Fund's daily liability if any) rather than the notional value.


DESCRIPTION OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
    The following is a description of each principal risk associated with investing in the series, listed in alphabetical order for easy reference. The principal risks applicable to each series are listed in the individual series' description at the beginning of the prospectus. Please review the principal risks listed for each series at the beginning of the prospectus, and refer to the applicable descriptions below. Some of these risks apply to all of the series, as indicated. Other risks apply only to one or some of the series. In addition, one or more of the following principal risks may apply to a series' investments in other investment companies or ETFs ("underlying funds"). The greater an investment in a particular asset class by a series (or an underlying fund), the greater the impact to the series of the risks related to the class.

ASSET CLASS RISK (ALL SERIES)
    There is a possibility that the returns from the types of securities in which a series (or underlying fund) invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets or other asset classes.

CASH INVESTMENT RISK (ALL SERIES)
    When the advisor or subadvisor believes that market conditions are unfavorable for profitable investing, or is otherwise unable to locate attractive investment opportunities, the series' cash or similar investments may increase. In other words, the series may not always stay fully invested in stocks and bonds. When the series' investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the series remained more fully invested in stocks or bonds.

CONCENTRATION RISK
    Another area of risk involves the potential concentration of a series' (or underlying fund's) assets in securities of a particular industry, group of industries, or sector. A series (or underlying fund) that concentrates in a single industry, group of industries or sector may be more susceptible to any single economic, market, political or regulatory occurrence that specifically affects that industry, group of industries or sector. The investment portfolio of a series' (or underlying fund) shares may be especially sensitive to economic and market factors and risks that specifically affect an industry or sector. Additionally, some industries or sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those industries or sectors may have a material effect on the value of securities issued by companies in those industries or sectors. Furthermore, a series (or underlying fund) that invests a substantial portion of its assets in related industries or sectors may have greater risk because companies in these industries or sectors may share common characteristics and may react similarly to market developments. As a result, the value of the share price of a series (or underlying fund) may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. The industries or sectors in which the series may invest in more heavily will vary.

    Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the series may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the series.

FIXED INCOME SECURITIES INVESTMENT RISK
    Some of the series (and underlying funds) may invest in fixed-income securities. The primary risks associated with investments in fixed-income securities include interest rate risk and credit risk.

    INTEREST RATE RISK The value of fixed-income securities will be directly affected by trends in interest rates. For example, in times of rising interest rates, the value of these type of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations and maturities. Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities.

    CREDIT RISK If the issuer of a portfolio security is unable or unwilling to make timely interest or other income payments to the series, the series' income available for distribution to shareholders and the series' yield may decrease. Credit risk for debt obligations generally increases as the credit rating declines. Thus, when the credit rating declines, there is an increased

                                                  The Phoenix Edge Series Fund 7
chance the issuer may not be able to make principal and interest payments on time.

GOVERNMENT SECURITIES INVESTMENT RISK
    Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee or insure principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of a series' shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States. These securities are also subject to interest rate risk. See "Fixed Income Securities Investment Risk".

MARKET RISK (ALL SERIES)
    The value of your shares is based on the market value of the series' investments which may include investments in underlying funds. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases, you will lose money. If your financial circumstances are likely to require you to sell your shares at any particular time, rather than holding them indefinitely, you run the risk that your sale of shares will occur when share values have declined.

    The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. Share values also can decline if the specific companies selected for fund investment fail to perform as expected, regardless of general economic trends, industry trends, interest rates and other economic factors. When companies owned by the series encounter negative conditions they may be unable to continue to pay dividends or interest at expected levels.

REPURCHASE AGREEMENT INVESTMENT RISK (ALL SERIES)
    The series may invest in repurchase agreements. A repurchase agreement is a transaction where the series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price. If a seller of a repurchase agreement defaults and does not repurchase the underlying securities, the series may incur a loss if the value of the underlying securities declines. Disposition costs may be incurred in connection with liquidating the underlying securities. If the seller enters into bankruptcy, the series may never receive the purchase price or it may be delayed or limited.

SECURITIES SELECTION RISK (ALL SERIES)
    There is the possibility that the specific securities held by the series (or underlying fund) will underperform other funds in the same asset class or benchmark that is representative of the general performance of the asset class because of the advisor's or subadvisor's choice of portfolio securities.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISORS
    The Fund has retained three investment advisors to manage the investment programs of its series.

PHOENIX INVESTMENT COUNSEL, INC.
    PIC is the investment advisor to the following series:

[diamond] Phoenix Capital Growth
[diamond] Phoenix Growth and Income
[diamond] Phoenix Money Market
[diamond] Phoenix Multi-Sector Fixed Income
[diamond] Phoenix Multi-Sector Short Term Bond
[diamond] Phoenix Strategic Allocation
[diamond] Phoenix-Aberdeen International

    Pursuant to the Investment Advisory Agreements with these series and subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing these series' investment programs in conformity with the stated policies of each series as described in this prospectus. PIC, with the approval of the Fund's Board of Trustees, may select and employ subadvisors to perform the day-to-day management of the series. The subadvisors, subject to the supervision of PIC, are responsible for deciding which securities to purchase and sell for their respective series and for placing those series' transactions. PIC monitors the subadvisors' investment programs and results and coordinates the investment activities of the subadvisors. PIC is responsible for the direct, day-to-day management of the following series:

[diamond] Phoenix Money Market
[diamond] Phoenix Multi-Sector Fixed Income
[diamond] Phoenix Multi-Sector Short Term Bond

    PIC has retained subadvisors to perform the day-to-day management for the other series.

    PIC has acted as an investment advisor for over sixty years. PIC acts as investment advisor and subadvisor for other mutual funds and to institutional clients. As of December 31, 2006, PIC had $33.4 billion in assets under management. PIC is located at 56 Prospect Street, Hartford, Connecticut 06115.

FEES AND EXPENSES PAID BY THE FUND
    For the fiscal year ended December 31, 2006, the Fund, on behalf of each series that has operated for a full fiscal year, paid the advisors an aggregate fee for the investment advisory services performed at an annual percentage of the average daily net assets of the respective series as indicated in the tables below. Those series that have not operated for a full fiscal year are indicated with an asterisk, and reflect the fee rate in the advisory agreement.

--------------------------------------------------------------------------------
                        PHOENIX INVESTMENT COUNSEL, INC.
--------------------------------------------------------------------------------
                                    SERIES                          ANNUAL RATE
--------------------------------------------------------------------------------
Phoenix Capital Growth                                                 0.68%
----------------------------------------------------------------- --------------
Phoenix Growth and Income                                              0.70%
--------------------------------------------------------------------------------

8 The Phoenix Edge Series Fund

--------------------------------------------------------------------------------
                        PHOENIX INVESTMENT COUNSEL, INC.
--------------------------------------------------------------------------------
                                    SERIES                          ANNUAL RATE
--------------------------------------------------------------------------------
Phoenix Money Market                                                   0.40%
----------------------------------------------------------------- --------------
Phoenix Multi-Sector Fixed Income                                      0.50%
----------------------------------------------------------------- --------------
Phoenix Multi-Sector Short Term Bond                                   0.50%
----------------------------------------------------------------- --------------
Phoenix Strategic Allocation                                           0.59%
----------------------------------------------------------------- --------------
Phoenix-Aberdeen International                                         0.75%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         PHOENIX VARIABLE ADVISORS, INC.
--------------------------------------------------------------------------------
                                    SERIES                          ANNUAL FEE
--------------------------------------------------------------------------------
Phoenix Mid-Cap Growth                                                 0.80%
----------------------------------------------------------------- --------------
Phoenix-Alger Small-Cap Growth                                         0.85%
----------------------------------------------------------------- --------------
Phoenix-S&P Series                                                     0.40%*
----------------------------------------------------------------- --------------
Phoenix-Sanford Bernstein Mid-Cap Value                                1.05%
----------------------------------------------------------------- --------------
Phoenix-Sanford Bernstein Small-Cap Value                              1.05%
----------------------------------------------------------------- --------------
Phoenix-Van Kampen Comstock                                            0.70%
----------------------------------------------------------------- --------------
Phoenix-Van Kampen Equity 500 Index                                    0.45%
----------------------------------------------------------------- --------------


--------------------------------------------------------------------------------
                     DUFF & PHELPS INVESTMENT MANAGEMENT CO.
--------------------------------------------------------------------------------
                                     SERIES                         ANNUAL FEE
--------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                          0.75%
--------------------------------------------------------------------------------

    From these fees, the advisors, not the Fund, pay the subadvisors for management services they provide to the respective series. (Please see the SAI for the breakdown of the subadvisory fees.)

    The Fund has entered into an expense limitation agreement with each series' investment advisor whereby the investment advisor has agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed the rate (expressed as a percentage of the series' average net assets) set forth in the table below. These expense limitation agreements are effective through April 30, 2008.

--------------------------------------------------------------------------------
                                 SERIES                             EXPENSE
                                                                  LIMITATION
--------------------------------------------------------------------------------
 Phoenix Capital Growth                                              0.25%
-------------------------------------------------------------- -----------------
 Phoenix Growth and Income                                           0.15%
-------------------------------------------------------------- -----------------
 Phoenix Mid-Cap Growth                                              0.30%
-------------------------------------------------------------- -----------------
 Phoenix Money Market                                                0.25%
-------------------------------------------------------------- -----------------
 Phoenix Multi-Sector Fixed Income                                   0.25%
-------------------------------------------------------------- -----------------
 Phoenix Multi-Sector Short Term Bond                                0.20%
-------------------------------------------------------------- -----------------
 Phoenix Strategic Allocation                                        0.25%
-------------------------------------------------------------- -----------------
 Phoenix-Aberdeen International                                      0.30%
-------------------------------------------------------------- -----------------
 Phoenix-Alger Small-Cap Growth                                      0.15%
-------------------------------------------------------------- -----------------
 Phoenix-Duff & Phelps Real Estate Securities                        0.35%
-------------------------------------------------------------- -----------------
 Phoenix-S&P Dynamic Asset Allocation:
 Aggressive Growth                                                   0.05%
-------------------------------------------------------------- -----------------
 Phoenix-S&P Dynamic Asset Allocation: Growth                        0.05%
-------------------------------------------------------------- -----------------
 Phoenix-S&P Dynamic Asset Allocation: Moderate                      0.05%
-------------------------------------------------------------- -----------------


--------------------------------------------------------------------------------
                                 SERIES                             EXPENSE
                                                                  LIMITATION
--------------------------------------------------------------------------------
 Phoenix-S&P Dynamic Asset Allocation: Moderate Growth               0.05%
-------------------------------------------------------------- -----------------
 Phoenix-Sanford Bernstein Mid-Cap Value                             0.25%
-------------------------------------------------------------- -----------------
 Phoenix-Sanford Bernstein Small-Cap Value                           0.25%
-------------------------------------------------------------- -----------------
 Phoenix-Van Kampen Comstock                                         0.25%
-------------------------------------------------------------- -----------------
 Phoenix-Van Kampen Equity 500 Index                                 0.15%
--------------------------------------------------------------------------------


MORE ABOUT THE FUND
--------------------------------------------------------------------------------

ORGANIZATION OF THE FUND
    The Fund was organized as a Massachusetts business trust on February 18, 1986. The Fund's business and affairs are managed by its Board of Trustees.

SHARES OF BENEFICIAL INTEREST
    Shares (including fractional shares) of each series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to that series. All voting rights of the separate accounts as shareholders are passed through to the contract owners. Shareholders of all series currently vote on the election of Trustees and other matters. On matters affecting an individual series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Fund is not required to hold annual shareholder meetings.

    Fund shares attributable to any Phoenix, PHL Variable or PLAC assets and Fund shares for which no timely instructions from contract owners are received will be voted by Phoenix, PHL Variable and PLAC in the same proportion as those shares in that series for which instructions are received.

    Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights.

    The assets received by the Fund for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses of the series and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

    Unlike the stockholders of a corporation, there is a possibility that the separate accounts as shareholders of a Massachusetts business trust such as the Fund may be liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Fund's property for all

                                                  The Phoenix Edge Series Fund 9
losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of the separate accounts, as shareholders, incurring loss because of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Phoenix, PHL Variable and PLAC, as the sole shareholders, have a fiduciary duty to bear this risk, and contract owners and policy owners are fully and completely insulated from risk.

TAXES
    The Fund intends for each series of the Fund to qualify as a regulated investment company (a "RIC") by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of Federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Fund intends for each series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Fund intends to distribute sufficient net investment income and net capital gains of each series to avoid imposition of any Federal excise tax.

    Although certain series may be non-diversified under the Federal securities laws, the Fund intends for these series to comply with the diversification requirements applicable to RICs. Accordingly, the Fund will ensure that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of a series' total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the series' total assets, not more than 5% of the market value of the series' total assets will be invested in the securities of a single issuer and the series will not own more than 10% of the outstanding voting securities of a single issuer.

    Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Fund's series' shareholders, which in this case are the separate accounts. Because the sole shareholders of the Fund will be the separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the contracts, please see the contract prospectuses.

    If the Phoenix-Duff & Phelps Real Estate Securities Series has rental income or income from the disposition of real property acquired as a result of a default on securities the Phoenix-Duff & Phelps Real Estate Securities Series may own, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

DISRUPTIVE TRADING AND MARKET TIMING
    As investment vehicles for variable contracts, which are designed as long-term investments, the series of the Fund are not appropriate for "market timing" or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of a series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other investors. These risks and harmful effects include:

[diamond] dilution of the interests of long-term investors, if market timers or others transfer into a series at prices that are below the true value or exchange out of a series at prices that are higher than the true value;

[diamond] an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the series to maintain a higher level of cash than would otherwise be the case, or causing the series to liquidate investments prematurely; and

[diamond] increased brokerage and administrative expenses.

    Certain series of the Fund may be more susceptible to Disruptive Trading because of the nature of their investments. For example, series that invest primarily in international securities (including the Phoenix-Aberdeen International Series) may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Also, series that invest primarily in small and mid-cap securities (including the Phoenix Mid-Cap Growth, Phoenix-Alger Small-Cap Growth, Phoenix-Sanford Bernstein Mid-Cap Value and Phoenix-Sanford Bernstein Small-Cap Value) may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities.

    With respect to the Phoenix-S&P Series, certain of the underlying funds in which the Phoenix-S&P Series invest may be more susceptible to Disruptive Trading because of the nature of their investments. Certain underlying funds may invest primarily in international securities or small and mid-cap securities, exposing the Phoenix-S&P Series to the risks of Disruptive Trading as described above. In addition, certain underlying funds may hold significant investments in high yield bonds, and those funds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. Therefore, to the extent that a Phoenix-S&P Series invests in such underlying funds, the Phoenix-S&P Series may be exposed to the effects of Disruptive Trading.

    In order to attempt to protect Fund investors, the Fund's Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Fund reserves the right to amend these policies at any time without prior notice. Because the record owners of the Fund are the insurance companies and not the contract owners, the Fund is not ordinarily in a position to monitor for or uncover Disruptive Trading by contract owners. Therefore, under the Fund's policies, the Fund delegates to each insurance company with separate accounts investing in the series of the Fund the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem

10 The Phoenix Edge Series Fund
necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Fund and the Fund's Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

    The Fund may also take certain actions to stop Disruptive Trading, including imposing redemption fees for one or more of its series and ceasing sales of additional shares of one or more series of the Fund to a separate account through which contract owners are engaging in Disruptive Trading. Because the Fund reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Fund, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Fund or its designee with information about variable contract owner transactions in the Fund upon request.

    Although the Fund will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Fund cannot control their efforts or guarantee their success at deterrence. In addition, the Fund cannot guarantee that monitoring by the insurance companies and the Fund will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.


INVESTING IN THE FUND
--------------------------------------------------------------------------------
    Shares of the Fund are not available to the public directly. Although shares of the Fund are owned by the Separate Accounts, contract owners and policy owners do have voting rights with respect to those shares, as described in the prospectus under "Shares of Beneficial Interest." You may invest in the Fund by buying a variable accumulation annuity contract or a variable universal life insurance policy from Phoenix, PHL Variable or PLAC and directing the allocation of the net purchase payment(s) to the investment options corresponding to the series of the Fund. Phoenix, PHL Variable and PLAC will, in turn, invest payments in shares of the Fund as the investor directs at net asset value next determined with no sales load. The Fund assesses 12b-1 fees for the distribution of shares of the Phoenix-S&P Series.

SALES CHARGE AND SURRENDER CHARGES
    The Fund does not assess any sales charge, either when it sells or when it redeems securities. The sales charges, which may be assessed under the contracts or policies, are described in the contract prospectuses, as are other charges.

DETERMINATION OF NET ASSET VALUE
    The net asset value per share of each series is determined as of the close of regular trading of the NYSE on days' when the NYSE is open for trading. Since the Fund and the underlying funds in which the Phoenix-S&P Series invest do not price securities on weekends or United States national holidays, the net asset value of a series' foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a series is determined by adding the values of all securities and other assets of the series, subtracting liabilities and dividing by the total number of outstanding shares of the series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

    Equity securities and EFTs are valued at the official closing price (typically last sale), on the exchange which the securities are principally traded or if no closing price is available, there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost that approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

    The assets of the Phoenix Money Market Series are valued on the basis of amortized cost absent extraordinary or unusual market conditions. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the value of a security is increased or decreased incrementally each day so that at maturity any purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the Phoenix Money Market Series securities may at times be more or less than their market value. By using amortized cost valuation, the Phoenix Money Market Series seeks to maintain a constant net asset value of $10.00 per share despite minor shifts in the market value of its portfolio securities.

    A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any series which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a series has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the

                                                 The Phoenix Edge Series Fund 11

Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

    Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees. Shares of other investment companies are valued at their respective net asset values. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a series' net asset value.

    Liabilities: Accrued liabilities for series specific expenses (if any) and other liabilities are deducted from the assets of each series. Accrued expenses and liabilities that are not series specific are allocated to each series in proportion to each series' net assets except where an alternative allocation can be more appropriately made.

    Net Asset Value: The liabilities are deducted from the assets of the applicable series. The resulting amount for the series is then divided by the number of shares outstanding of that series to produce the net asset value per share.

FAIR VALUATION
    If market quotations are not readily available or where available prices are not reliable, the series determine a "fair value" for an investment according to rules and procedures approved by the Trustees. The types of assets for which such pricing might be required include; (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; and (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the advisor/subadvisor, reflect the security's market value; (vii) foreign securities subject to trading collars for which none or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

    The value of any portfolio security held by a series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the company's financial statements; (v) recent news about the security or issuer; (vi) changes in interest rates; (vii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (viii) whether two or more dealers with whom the advisor regularly effects trades are willing to purchase or sell the security at comparable prices; (ix) other news events or relevant matters; and (x) government (domestic or foreign) actions or pronouncements.

    Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

    The value of a security, as determined using the series' fair valuation procedures, may not reflect such security's market value.

    A description of the series' policies and procedures with respect to the disclosure of the series' portfolio securities is also available in the Statement of Additional Information.


LITIGATION MATTERS
--------------------------------------------------------------------------------

LEGAL PROCEEDINGS ABOUT THE FUND AND PIC, PVA AND/OR INSURANCE AFFILIATES
    The Fund is not involved in any litigation or arbitration. PIC PVA and/or insurance affiliates ("Phoenix") are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming Phoenix as a defendant ordinarily involves our activities as an insurer, investor, or taxpayer. It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Phoenix believes that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on Phoenix's consolidated financial condition. However, given the large or indeterminate amounts sought in certain of

12 The Phoenix Edge Series Fund
these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on Phoenix's results of operations or cash flows in particular quarterly or annual periods.

    State regulatory bodies, the Securities and Exchange Commission, or SEC, the National Association of Securities Dealers, Inc., or NASD, and other regulatory bodies regularly make inquiries of Phoenix and, from time to time, conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws. Phoenix endeavors to respond to such inquiries in an appropriate way and to take corrective action if warranted.

    For example, during 2003 and 2004, the SEC conducted examinations of certain variable products and certain affiliated investment advisers and mutual funds. In 2004, the NASD also commenced examinations of two affiliated broker-dealers; the examinations were closed in April 2005 and November 2004, respectively. In February 2005, the NASD notified Phoenix that it was asserting violations of trade reporting rules by a subsidiary. Phoenix responded to the NASD allegations in May 2005. Thereafter, in January 2007, the NASD notified Phoenix that the matter is being referred for potential violations and possible action.

    In addition, federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Phoenix and its subsidiaries with securities and other laws and regulations affecting their registered products. Phoenix endeavors to respond to such inquiries in an appropriate way and to take corrective action if warranted. There has been a significant increase in federal and state regulatory activity relating to financial services companies, with a number of recent regulatory inquiries focusing on late-trading, market timing and valuation issues. Phoenix products entitle us to impose restrictions on transfers between separate account sub-accounts associated with our variable products.

    In 2004 and 2005, the Boston District Office of the SEC conducted a compliance examination of certain of Phoenix's affiliates that are registered under the Investment Company Act of 1940 or the Investment Advisers Act of 1940. Following the examination, the staff of the Boston District Office issued a deficiency letter primarily focused on perceived weaknesses in procedures for monitoring trading to prevent market timing activity. The staff requested Phoenix to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether Phoenix believes reimbursement is necessary or appropriate under the circumstances. A third party was retained to assist Phoenix in preparing the analysis. Based on this analysis, Phoenix advised the SEC that it does not believe that reimbursement is appropriate.

    Over the past several years, a number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office. While no such action has been initiated against Phoenix, it is possible that one or more regulatory agencies may pursue this type of action against us in the future.

    Financial services companies have also been the subject of broad industry inquiries by state regulators and attorneys general which do not appear to be company-specific. In this regard, in 2004, Phoenix received a subpoena from the Connecticut Attorney General's office requesting information regarding certain distribution practices since 1998. Over 40 companies received such a subpoena. Phoenix cooperated fully and has had no further inquiry since filing its response.

    These types of regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. While it is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses, Phoenix believes that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on Phoenix's consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these actions and the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.

                                                 The Phoenix Edge Series Fund 13

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
    Each financial highlights table provided below is intended to help you understand a series' financial performance for the past five years (or shorter period for those series that have not been in operation for five years). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and incorporated by reference in the Statement of Additional Information.

PHOENIX MONEY MARKET SERIES
                                                                                      YEAR ENDED DECEMBER 31,
                                                                                      -----------------------
                                                                    2006          2005         2004         2003        2002
                                                                    ----          ----         ----         ----        ----
Net asset value, beginning of period...........................    $10.00        $10.00       $10.00       $10.00      $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income.......................................      0.43          0.26         0.08         0.07        0.14
      TOTAL FROM INVESTMENT OPERATIONS.........................      0.43          0.26         0.08         0.07        0.14
                                                                   ------        ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income........................     (0.43)        (0.26)       (0.08)       (0.07)      (0.14)
      TOTAL DISTRIBUTIONS......................................     (0.43)        (0.26)       (0.08)       (0.07)      (0.14)
                                                                   ------        ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD.................................    $10.00        $10.00       $10.00       $10.00      $10.00
                                                                   ======        ======       ======       ======      ======
Total return...................................................      4.41%         2.58%        0.79%        0.68%       1.42%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).......................  $157,158      $146,431     $156,996     $202,644    $255,759

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses......................................      0.65%         0.65%        0.64%        0.59%       0.56%
   Gross operating expenses....................................      0.66%         0.66%        0.64%        0.59%       0.56%
   Net investment income.......................................      4.35%         2.54%        0.77%        0.69%       1.41%


14 The Phoenix Edge Series Fund